UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2007
PYRAMID BREWERIES INC.
(Exact name of registrant as specified in its charter)
Washington
(State or other jurisdiction of incorporation)

000-27116	93-1258355

(Commission File Number)	IRS Employer Identification No.
91 South Royal Brougham Way
Seattle, WA 98134
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (206) 682-8322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers
     On April 27, 2007, Pyramid Breweries Inc. (the “Company” or “Pyramid”) announced that Lee Andrews intends to resign from the Pyramid Board of Directors effective immediately following the Company’s 2007 annual shareholder meeting. As disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 27, 2007, Jurgen Auerbach has been nominated to fill the vacancy that will be caused by Mr. Andrews’ resignation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: April 27, 2007

PYRAMID BREWERIES INC.
By:	/s/ Michael R. O'Brien
Michael R. O'Brien
Chief Financial Officer and Vice President of Finance

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